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                            OHIO NATIONAL FUND, INC.
     SUPPLEMENT DATED NOVEMBER 1, 2002, TO THE PROSPECTUS DATED MAY 1, 2002

SMALL CAP GROWTH (FORMERLY CALLED CORE GROWTH) PORTFOLIO

     The Board of Directors approved a new subadvisory agreement to take effect November 1, 2002, for this portfolio. UBS Global Asset Management (New York), Inc. replaces the portfolio's former subadviser, Pilgrim Baxter & Associates, Ltd. Under the new agreement, the subadvisory fees are identical, and other essential terms are the same, as those in the former agreement with Pilgrim Baxter.

     The portfolio's name has been changed to "Small Cap Growth Portfolio." The description of the portfolio's investment policies, on pages 14 and 15 of the prospectus, has been changed to read as follows:

     The objective of the Small Cap Growth portfolio is long-term capital appreciation. The portfolio invests primarily in stocks of small companies. This portfolio is managed by UBS Global Asset Management (New York), Inc. ("UBS Global AM") under a subadvisory agreement with the Adviser.

     This portfolio seeks to invest in companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits. In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The portfolio may also invest in securities of emerging growth companies, which are companies that UBS Global AM expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values. The special risks of investing in small companies are described under the caption of "Small Capitalization Companies" in the prospectus.

UBS GLOBAL ASSET MANAGEMENT (NEW YORK), INC.

     UBS Global AM is located at 51 West 52nd Street, New York, New York 10019. It is an indirect wholly-owned subsidiary of UBS AG (formerly Union Bank of Switzerland).

     The portfolio managers of the SMALL CAP GROWTH portfolio are Paul Graham, Jr. and David Wabnik. Paul Graham, Jr. has been a portfolio manager with UBS Global AM since 1994. For eight years before that, he was a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham is a chartered financial analyst. He has a bachelor of arts degree from Dartmouth College.

     David Wabnik has been a portfolio manager with UBS Global AM since 1995. For four years before that, he was a small cap portfolio manager with Value Line Asset Management. Prior to that, he served as a tax accountant and financial adviser at Morgan Stanley & Co. Mr. Wabnik has a bachelor of science degree from Binghamton University and a master of business administration degree from Columbia University School of Business.

OTHER PORTFOLIO MANAGER CHANGES:

     INTERNATIONAL AND INTERNATIONAL SMALL COMPANY PORTFOLIOS -- Henry Frantzen, a co-manager of both the International and International Small Company portfolios, is retiring in November, 2002. Alexandre de Bethmann, John Quartarolo and Stephen Auth will continue to co-manage the International portfolio. Leonardo Vila, Stephen Auth and Anthony Han will continue to co-manage the International Small Company portfolio.

     CAPITAL APPRECIATION PORTFOLIO -- Bradley Goldberg, lead portfolio manager of the Capital Appreciation portfolio, will retire in December, 2002. Brian Gillott and Mark DeFranco will continue as portfolio managers. Both Mr. Gillott and Mr. DeFranco have been co-managers of the portfolio since Jennison Associates became its subadviser in 2000.

     Brian Gillott has been a vice president of Jennison since 1998. Prior to that, he had been an equity analyst for Soros Fund Management's global hedge fund, and an analyst in the private client asset management group of Goldman Sachs & Co. Mr. Gillott received a bachelor of science degree from Penn State University. During the time he was attending Penn State, he worked for four years as a financial analyst for Trinity Investment Management.

     Mark DeFranco has been a vice president of Jennison since 1998. For three years before that, he was a precious metal equity analyst and portfolio manager at Pomboy Capital. Prior to that, he had spent six years as a value equity and fixed income investments research analyst for Comstock Partners. Earlier, he had spent three years in the equity research sales division of Salomon Brothers Inc. Mr. DeFranco has a bachelor of arts degree in economics from Bates College and a master of business administration degree from Columbia University School of Business.